TRADE AND OTHER PAYABLES	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
TRADE AND OTHER PAYABLES
TRADE AND OTHER PAYABLES
Trade and other payables represent liabilities for goods and services provided to the Group prior to the end of the financial year, which are unpaid. Trade and other payables are presented as current liabilities unless payment is not due within 12 months after the reporting period. Trade and other payables are recognised initially at fair value and subsequently measured at amortised cost using the effective interest rate method. Trade payables are non-interest bearing and are normally settled between 30 to 60 days.
The Group participates in various programmes and arrangements with customers designed to increase the sale of our products. The costs of these programmes are recorded as deductions from revenue. Among the programmes are arrangements under which allowances can be earned by customers for attaining agreed upon sales levels or for participating in specific marketing programmes. When these allowances are paid in arrears, the Group accrues the estimated amount to be paid based upon historical customer experience, the programme’s contractual terms, expected customer performance and/or estimated sales volume. The costs of these off-invoice arrangements totalled €3.0 billion, €2.9 billion and €2.5 billion for 2018, 2017 and 2016, respectively. The increase in 2017 versus 2016 is due to the inclusion of Germany and Iberia for the full year as a result of the Merger.
The following table summarises trade and other payables as at the dates presented:

	31 December 2018	31 December 2017
	€ million	€ million
Trade accounts payable	1,105	1,057
Accrued customer marketing costs	753	648
Accrued deposits	282	266
Accrued compensation and benefits	269	249
Accrued taxes	273	167
Other accrued expenses	146	146
Total trade and other payables	2,828	2,533